                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported)             April 10, 2002
                                                               --------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
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             (Exact name of registrant as specified in its charter)

          (As Servicer on behalf of FIRST USA CREDIT CARD MASTER TRUST)

   Laws of the United States            33-99362                     51-0269396
   -------------------------            --------                     ----------
(State or other jurisdiction of  (Commission File Number)  (IRS Employer Identification
 incorporation or organization)                                       Number)


201 North Walnut Street, Wilmington, Delaware                       19801
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(Address of principal executive offices)                         (Zip Code)


                     302/594-4000
-------------------------------------------------------
Registrant's telephone number, including area code


                                   N/A
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(Former name, former address and former fiscal year, if changed since last report)

Item 5.  Other Events

     First USA Bank, National Association services the receivables that are included in the securitization and will continue to service the accounts associated with such receivables following the securitization.

     Pursuant to the terms of related Series Supplements to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank, National Association as transferor (the "Transferor") and servicer (the "Servicer") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the Asset Backed Certificates listed below (the "Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments relating to the collections for the period of March 1 through March 31, 2002 (the "Collection Period"), on the Series Certificates to those persons in whose names the Certificates were registered as of the last business day of the Collection Period.

            Original Principal  Original Principal      Pooling and
                  Amount              Amount        Servicing Supplement   Interest    Interest   Principal
   Series       (Class A)           (Class B)               Date             Type       Payment    Payment
-----------------------------------------------------------------------------------------------------------
1996-2         600,000,000           54,300,000     June 4, 1996           Floating       yes        no
1996-4         500,000,000           45,180,000     August 6, 1996         Floating       yes        no
1996-6         862,650,000           78,000,000     December 13, 1996      Floating       yes        no
1996-8         400,000,000           36,200,000     December 11, 1996      Floating       yes        no
1997-1         750,000,000           67,770,000     February 4, 1997       Floating       yes        no
1997-2         500,000,000           45,180,000     May 8, 1997            Floating       yes        no
1997-3         500,000,000           45,180,000     June 10, 1997          Floating       yes        no
1997-4         500,000,000           45,180,000     June 10, 1997          Floating       yes        no
1997-5         650,000,000           58,735,000     August 7, 1997         Floating       yes        no
1997-6       1,300,000,000          117,470,000     September 9, 1997        Fixed        yes        no
1997-7         500,000,000           45,180,000     September 9, 1997      Floating       yes        no
1997-8         780,000,000           70,482,000     September 23, 1997     Floating       yes        no
1997-9         500,000,000           45,180,000     October 9, 1997        Floating       yes        no
1998-1         700,000,000           63,253,000     May 21, 1998           Floating       yes        no
1998-4         700,000,000           63,253,000     July 22, 1998          Floating       yes        no
1998-5         650,000,000           58,735,000     August 27, 1998        Floating       yes        no
1998-6         800,000,000           72,289,000     August 27, 1998        Floating       yes        no
1998-8         500,000,000           45,180,000     September 17, 1998     Floating       yes        no
1998-9         650,000,000           44,828,000     December 22, 1998        Fixed        yes        no
1999-1       1,000,000,000           90,361,000     February 24, 1999      Floating       yes        no
1999-2         500,000,000           45,180,000     February 24, 1999      Floating       yes        no
1999-3         700,000,000           54,167,000     May 4, 1999            Floating       yes        no
1999-4         500,000,000           38,691,000     May 26, 1999           Floating       yes        no
2001-1         750,000,000           58,036,000     January 30, 2001       Floating       yes        no
2001-2       1,250,000,000           96,727,000     March 19, 2001         Floating       yes        no
2001-3         630,000,000           48,750,000     March 29, 2001         Floating       yes        no
2001-4         600,000,000           46,428,000     May 16, 2001           Floating       yes        no

* Interest relating to the collection period is set aside by the Trustee to fulfill quarterly interest payments On the February, May, August, and November Payment Dates

     The 1996-2 Certificates, 1996-4 Certificates, 1996-6 Certificates, 1996-8 Certificates, 1997-1 Certificates, 1997-2 Certificates, 1997-3 Certificates, 1997-4 Certificates, 1997-5 Certificates, 1997-6 Certificates, 1997-7 Certificates, 1997-8 Certificates, 1997-9 Certificates, 1998-1 Certificates, 1998-4 Certificates, 1998-5 Certificates, 1998-6 Certificates, 1998-8 Certificates, 1998-9 Certificates, 1999-1 Certificates, 1999-2 Certificates, 1999-3 Certificates, 1999-4 Certificates, 2001-1 Certificates, 2001-2 Certificates, 2001-3 Certificates and 2001-4 Certificates (collectively the "Certificates") represent beneficial ownership of a portion (the "Investor Interest") of certain receivables (the "Receivables") arising in certain credit card accounts (the "Accounts"). Reference is made to the Monthly Certificateholders' Statements of the Trust, filed as Exhibits 99.02, 99.03, 99.04, 99.05, 99.06, 99.07, 99.08, 99.09, 99.10, 99.11, 99.12, 99.13, 99.14,
99.15, 99.16, 99.17, 99.18, 99.19, 99.20, 99.21, 99.22, 99.23, 99.24, 99.25,
99.26, 99.27, and 99.28 to this report.

Item 7. Financial Statements and Exhibits.

The following exhibits are filed as a part of this report:

(99.01) Excess Spread Analysis

(99.02) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-2 Certificates.

(99.03) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-4 Certificates.

(99.04) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-6 Certificates.

(99.05) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-8 Certificates.

(99.06) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-1 Certificates.

(99.07) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-2 Certificates.

(99.08) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-3 Certificates.

(99.09) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-4 Certificates.

(99.10) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-5 Certificates

(99.11) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-6 Certificates

(99.12) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-7 Certificates.

(99.13) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-8 Certificates.

(99.14) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-9 Certificates.

(99.15) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-1 Certificates.

(99.16) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-4 Certificates.

(99.17) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-5 Certificates.

(99.18) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-6 Certificates.

(99.19) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-8 Certficates.

(99.20) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-9 Certificates.

(99.21) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1999-1 Certificates.

(99.22) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1999-2 Certificates.

(99.23) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1999-3 Certificates.

(99.24) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1999-4 Certificates.

(99.25) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 2001-1 Certificates.

(99.26) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 2001-2 Certificates.

(99.27) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 2001-3 Certificates.

(99.28) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 2001-4 Certificates.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    FIRST USA BANK, NATIONAL ASSOCIATION
                                    As Servicer


                                    By:  /s/ Tracie H. Klein
                                         ---------------------------------------
                                         Name: Tracie H. Klein
                                         Title: First Vice President


Date: April 15, 2002